Letter of Transmittal
                             To Tender Common Shares
                                       of

                            W.P. Stewart & Co., Ltd.

                        Pursuant to the Offer to Purchase
                               Dated May 28, 2008

                                       by
                       ARROW MASTERS LP, ARROW PARTNERS LP
                            AND ARROW OFFSHORE, LTD.

   THE OFFER, WITHDRAWAL RIGHTS AND PRORATION PERIOD WILL EXPIRE AT 5:00 P.M,
      EASTERN TIME, ON WEDNESDAY, JULY 9, 2008 UNLESS THE OFFER IS EXTENDED

                           ___________________________

                        The Depositary for the Offer is:

                              [COMPUTERSHARE LOGO]

            By Mail:                                  By Overnight Courier:
         Computershare                                    Computershare
c/o Voluntary Corporate Actions                  c/o Voluntary Corporate Actions
        P.O. Box 859208                                161 Bay State Drive
    Braintree, MA 02185-9208                           Braintree, MA 02184

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

      THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

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                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------
   Name(s) and Address(es) of
  Registered Holder(s) (Please
  Fill In, if Blank, Exactly as         Share Certificate(s) and Shares
      Name(s) Appear(s) on            Tendered (Attach Additional Signed
          Certificates                       List if Necessary) *
------------------------------- ------------------------------------------------
                                    Shares      Total Number of      Number of
                                 Certificate   Shares Represented      Shares
                                  Number(s)    by Certificate(s)    Tendered **
                                ------------- -------------------- -------------

                                ------------- -------------------- -------------

                                ------------- -------------------- -------------

                                ------------- -------------------- -------------

                                ------------- -------------------- -------------

                                ------------- -------------------- -------------
                                Total Shares
                                ------------- -------------------- -------------

--------------------------------------------------------------------------------
*     Need not be completed if transfer is made by book-entry transfer.

** Unless otherwise indicated, it will be assumed that all shares described above are being tendered. See Instruction 4.
--------------------------------------------------------------------------------

      This letter of transmittal is to be used either if certificates for shares (as defined below) are to be forwarded herewith or, unless an agent's message (as defined in Section 2 of the Offer to Purchase (as defined below)) is utilized, if delivery of shares is to be made by book-entry transfer to an account maintained by the Purchaser at the book-entry transfer facility (as defined in Section 2 of the Offer to Purchase) pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Tendering shareholders whose certificates for shares are not immediately available or who cannot deliver either the certificates for, or a book-entry confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their shares and all other documents required hereby to the depositary prior to the expiration date (as defined in Section 1 of the Offer to Purchase) must tender their shares in accordance with the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2. Delivery of documents to the book-entry transfer facility does not constitute delivery to the depositary.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

|_| CHECK HERE IF SHARES ARE BEING TENDERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE PURCHASER WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

      Name of Tendering Institution: ___________________________________________

      Account Number: __________________________________________________________

      Transaction Code Number:__________________________________________________

|_| CHECK HERE IF SHARES ARE BEING TENDERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

      Name(s) of Registered Owner(s): __________________________________________

      Window Ticket Number (if any): ___________________________________________

      Date of Execution of Notice of Guaranteed Delivery: ______________________

      Name of Institution that Guaranteed Delivery:_____________________________

      Account Number: __________________________________________________________

      Transaction Code Number: _________________________________________________

Ladies and Gentlemen:

      The undersigned hereby tenders to Arrow Masters LP, a Delaware limited partnership, Arrow Partners LP, a Delaware limited partnership, and Arrow Offshore, Ltd., a Cayman Islands exempted company (collectively "Purchaser"), the above-described common shares, par value $0.001 per share (the "shares"), of W.P. Stewart & Co., Ltd., a Bermuda exempted company (the "Company"), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 28, 2008 (the "Offer to Purchase"), and in this letter of transmittal (which, as amended or supplemented from time to time, together constitute the "offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase all or any portion of the shares tendered pursuant to the offer.

      Subject to, and effective upon, acceptance for payment of the shares tendered herewith in accordance with the terms of the offer, including, without limitation, Section 13 of the Offer to Purchase, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the shares that are being tendered hereby (and any and all other shares or other securities issued, paid or distributed or issuable, payable or distributable in respect of such shares on or after May 28, 2008) and irrevocably constitutes and appoints Computershare (the "depositary") the true and lawful agent, attorney-in-fact and proxy of the undersigned with respect to such shares (and any such other shares or securities), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) deliver such certificates for such shares (and any such other shares or securities) or transfer ownership of such shares (and any such other shares or securities) on the account books maintained by the book- entry transfer facility, together, in either case, with appropriate evidences of transfer, to the depositary for the account of the Purchaser, (b) present such shares (and any such other shares or securities) for transfer on the books of the Company and, (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such shares (and any such other shares or securities), all in accordance with the terms and subject to the conditions of the offer.

      The undersigned irrevocably appoints Mal Serure, Alexandre von Furstenberg and any other designees of Purchaser as such undersigned's agents, attorneys-in-fact and proxies, with full power of substitution, to the full extent of such shareholder's rights with respect to the shares tendered by such shareholder and accepted for payment by Purchaser. All such powers of attorney and proxies shall be considered irrevocable and coupled with an interest. Such appointment will be effective when, and only to the extent that, Purchaser accepts such shares for payment. Upon such acceptance for payment, all prior powers of attorneys, proxies and consents given by such shareholder with respect to such shares will be revoked without further action, and no subsequent powers of attorney and proxies may be given nor any subsequent written consents executed (and, if given or executed, will not be deemed effective). The designees of Purchaser will, with respect to the shares for which such appointment is effective, be empowered to exercise all voting and other rights of such shareholder as they in their sole discretion may deem proper at any annual or special meeting of the Company's shareholders or any adjournment or postponement thereof, by written consent in lieu of any such meeting or otherwise. Purchaser reserves the right to require that, in order for the shares to be deemed validly tendered, immediately upon Purchaser's payment for such shares, except as otherwise noted in the Offer to Purchase, Purchaser must be able to exercise full voting rights with respect to such shares (and any such other shares or securities), including, without limitation, voting at any meeting of shareholders.

      The undersigned hereby represents and warrants that (a) the undersigned has full power and authority to tender, sell, assign and transfer the undersigned's shares (and any and all other shares or other securities issued or issuable in respect thereof on or after May 28, 2008) tendered hereby, and (b) when the shares are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title to the shares (and any such other shares or securities), free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim or right and will not have been transferred to Purchaser in violation of any contractual or other restriction on the transfer thereof. The undersigned, upon request, will execute and deliver any additional documents deemed by the depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby (and any such other shares or securities). Except as stated in the Offer to Purchase this tender is irrevocable.

      All authority herein conferred or agreed to be conferred shall not be affected by and shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, successors and assigns of the undersigned.

      Tenders of shares made pursuant to the offer are irrevocable, except that shares tendered pursuant to the offer may be withdrawn at any time prior to the expiration date (as defined in the Offer to Purchase), and, unless theretofore accepted for payment by Purchaser pursuant to the offer, may also be withdrawn at any time after July 27, 2008. See Section 3 of the Offer to Purchase.

      The undersigned understands that tenders of shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions set forth in the offer, including the undersigned's representation that the undersigned owns the shares being tendered.

      The undersigned understands that if more than 19,902,000 shares are validly tendered prior to the expiration of the offer and not validly withdrawn in accordance with Section 3 of the Offer to Purchase, shares so tendered and not validly withdrawn shall be accepted for payment on a pro rata basis according to the number of shares validly tendered and not withdrawn by the expiration date (with appropriate adjustments to avoid the purchase of fractional shares).

      Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or issue or return any certificate(s) for shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered." Similarly, unless otherwise indicated herein under "Special Delivery Instructions," please mail the check for the purchase price and/or any share certificate(s) not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered." In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or any share certificate(s) not tendered or accepted for payment in the name of, and deliver such check and/or such share certificates to, the person or persons so indicated. Unless otherwise indicated herein under "Special Payment Instructions," please credit any shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the book-entry transfer facility designated above. The undersigned recognizes that Purchaser has no obligation, pursuant to the Special Payment Instructions, to transfer any shares from the name(s) of the registered holder(s) thereof if Purchaser does not accept for payment any of the shares so tendered.

|_| CHECK HERE IF ANY SHARE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 11.

      Number of Shares represented by lost, stolen or destroyed Share
      Certificates:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

------------------------------------------------------------       ----------------------------------------------------
               SPECIAL PAYMENT INSTRUCTIONS                                   SPECIAL DELIVERY INSTRUCTIONS
             (See Instructions 1, 5, 6 and 7)                               (See Instructions 1, 5, 6 and 7)

    To be completed ONLY if certificate(s) for shares not              To be completed ONLY if certificate(s) for
tendered or accepted for payment and/or the check for the          shares not tendered or accepted for payment and/or
purchase price of shares accepted for payment are to be            the check for the purchase price of shares
issued in the name of someone other than the undersigned           accepted for payment are to be sent to someone
or if shares tendered by book-entry transfer which are not         other than the undersigned or to the undersigned
accepted for payment are to be returned by credit to an            at an address other than that shown above.
account maintained at the book-entry transfer facility
other than designated above.                                       Mail:    |_| check
                                                                            |_| certificates to:
Issue:   |_| check
         |_| certificates to:                                      Name _______________________________________________
                                                                                     (Please print)
Name _______________________________________________________
                  (Please print)                                   Address ____________________________________________

Address ____________________________________________________       ____________________________________________________
                                                                                     (Include zip code)
____________________________________________________________
                  (Include zip code)                               ____________________________________________________
                                                                     (Taxpayer Identification or Social Security No.)
____________________________________________________________                  (See Substitute Form W-9)
      (Taxpayer Identification or Social Security No.)
             (See Substitute Form W-9)

|_| Credit shares tendered by book-entry transfer that are not accepted for payment to DTC to the account set forth above.

____________________________________________________________
                  (DTC Account No.)
____________________________________________________________

____________________________________________________________
------------------------------------------------------------       ----------------------------------------------------

--------------------------------------------------------------------------------
                                    SIGN HERE
                       (and Complete Substitute Form W-9)

________________________________________________________________________________

________________________________________________________________________________
                         (Signature(s) of Shareholder(s)

Dated: _____________________________, ____

      (Must be signed by the registered holder(s) exactly as name(s) appear(s) on share certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by share certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

Name(s) ________________________________________________________________________

        ________________________________________________________________________
                                 (Please print)

Capacity (full title) __________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (Include zip code)

Area Code and Telephone Number _________________________________________________

Taxpayer Identification or Social Security No. _________________________________

                            (See Substitute Form W-9)
                            Guarantee of Signature(s)
                            (See Instruction 1 and 5)

Authorized Signature ___________________________________________________________

Name ___________________________________________________________________________
                                 (Please print)
Name of Firm ___________________________________________________________________

Address
                               (Include Zip Code)

Area Code and Telephone Number _________________________________________________

Dated: _____________________________, ____

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
                                   PAYER'S NAME: Computershare, as depositary
-------------------------------------------------------------------------------------------------------------------
                               Part 1 - Please provide your TIN in the box
                               at the right and certify by signing and              Social Security Number
                               dating below.                                                  OR
                                                                                Employer Identification Number
SUBSTITUTE
Form W-9                                                                        ______________________________

Department of the Treasury     -------------------------------------------------------------- ---------------------
Internal Revenue Service       Part 2 - Certification - Under penalties of perjury, I                Part 3
                               certify that:
Payer's Request for Taxpayer   (1)  The number shown on this form is my correct                 Awaiting TIN |_|
Identification Number          Taxpayer Identification Number (or I am waiting for a number
("TIN")                        to be issued to me) and
                               ------------------------------------------------------------------------------------
                               (2)  I am not subject to withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the
                               "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                               ------------------------------------------------------------------------------------
                               Certification instructions - You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2).
-------------------------------------------------------------------------------------------------------------------

Signature: _____________________________________________________________________________  Date: ___________________
-------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
--------------------------------------------------------------------------------
      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature __________________________________________________    Date: __________

                                  INSTRUCTIONS

              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

1. Guarantee of Signatures

      No signature guarantee is required on this letter of transmittal (a) if this letter of transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction 1, includes any participant in the book-entry transfer facility's system whose name appears on a security position listing as the owner of the shares) of shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this letter of transmittal or (b) if such shares are tendered for the account of a firm that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Guarantee Program or the Stock Exchanges Medallion Program, or is otherwise an "eligible guarantor institution," as that term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "eligible institution"). In all other cases, all signatures on this letter of transmittal must be guaranteed by an eligible institution. See Instruction 5.

2. Requirements of Tender

      This letter of transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an agent's message (as defined below) is utilized, if delivery of shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a shareholder validly to tender shares pursuant to the offer, either (a) a letter of transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents, must be received by the depositary at one of its addresses set forth herein prior to the expiration date and either certificates for tendered shares must be received by the depositary at one of such addresses or shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a book-entry confirmation must be received by the depositary), in each case prior to the expiration date, or (b) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase.

      Shareholders whose certificates for shares are not immediately available or who cannot deliver their certificates and all other required documents to the depositary or complete the procedures for book-entry transfer prior to the expiration date may tender their shares by properly completing and duly executing the notice of guaranteed delivery pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an eligible institution,
(b) a properly completed and duly executed notice of guaranteed delivery, substantially in the form provided by the Purchaser, must be received by the depositary prior to the expiration date and (c) the certificates for all tendered shares in proper form for transfer (or a book-entry confirmation with respect to all such shares), together with a letter of transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an agent's message, and any other required documents, must be received by the depositary, in each case within three trading days after the date of execution of such notice of guaranteed delivery as provided in Section 2 of the Offer to Purchase. A "trading day" is any day on which the New York Stock Exchange is open for business.

      The term "agent's message" means a message transmitted by the book-entry transfer facility to, and received by, the depositary and forming a part of a book-entry confirmation, which states that such book-entry transfer facility has received an express acknowledgment from the participant in the book-entry transfer facility tendering the shares that such participant has received and agrees to be bound by the terms of the letter of transmittal and that the Purchaser may enforce such agreement against such participant.

      THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE SOLE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

      No alternative, conditional or contingent tenders will be accepted and no fractional shares will be purchased. All tendering shareholders, by execution of this letter of transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their shares for payment.

3. Inadequate Space

      If the space provided herein is inadequate, the certificate numbers and/or the number of shares should be listed on a separate schedule attached hereto.

4. Partial Tenders (Not Applicable to Shareholders Who Tender by Book-Entry Transfer)

      If fewer than all the shares represented by any certificate submitted to the depositary are to be tendered, fill in the number of shares that are to be tendered in the box entitled "Number of Shares Tendered." In any such case, new certificate(s) for the remainder of the shares that were evidenced by the old certificate(s) will be sent to the registered holder(s), unless otherwise provided in the appropriate box on this letter of transmittal, as soon as practicable after the acceptance for payment of, and payment for, the shares tendered herewith. All shares represented by certificates delivered to the depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on Letter of Transmittal, Stock Powers and Endorsements

      If this letter of transmittal is signed by the registered holder(s) of the shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without any change whatsoever.

      If any of the shares tendered hereby are owned of record by two or more joint owners, all such persons must sign this letter of transmittal.

      If any shares tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate letters of transmittal as there are different registrations of certificates.

      If this letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Purchaser of the authority of such person so to act must be submitted with this letter of transmittal.

      If this letter of transmittal is signed by the registered owner(s) of the shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or certificates for shares not tendered or accepted for payment are to be issued, to a person other than the registered owner(s). Signatures on any such certificates or stock powers must be guaranteed by an eligible institution.

      If this letter of transmittal is signed by a person other than the registered owner(s) of the shares tendered hereby, the certificate(s) representing such shares must be properly endorsed for transfer or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the certificates(s). The signature(s) on any such certificate(s) or stock power(s) must be guaranteed by an eligible institution.

6. Stock Transfer Taxes

      The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of shares to it pursuant to the offer. If, however, payment of the purchase price is to be made to, or if shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if shares tendered hereby are registered in the name(s) of any person(s) other than the person(s) signing this letter of transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted with this letter of transmittal.

      Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this letter of transmittal.

7. Special Payment and Delivery Instructions

      If a check is to be issued in the name of, and/or certificates for shares not accepted for payment are to be returned to, a person other than the signer of this letter of transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this letter of transmittal or to an address other than that shown above, the appropriate boxes on this letter of transmittal should be completed.

8. Waiver of Conditions

      The Purchaser reserves the right, subject to the applicable rules and regulations of the SEC, to waive any of the specified conditions of the offer, in whole or in part, in the case of any shares tendered.

9. Backup Withholding

      U.S. Persons

      A shareholder who or which is a United States citizen or resident alien individual, a domestic corporation, a domestic partnership, a domestic trust or a domestic estate (collectively, "United States persons") as those terms are defined in the Internal Revenue Code and Income Tax Regulations, should complete the following:

      In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the offer, a shareholder surrendering shares in the offer must, unless an exemption applies, provide the depositary with such shareholder's correct taxpayer identification number or social security number ("TIN") on Substitute Form W-9 below in this letter of transmittal and certify under penalties of perjury that such TIN is correct and that such shareholder is not subject to backup withholding. If a shareholder does not provide such shareholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such shareholder and payment of cash to such shareholder pursuant to the offer may be subject to backup withholding of 28%.

      Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund may be obtained from the IRS.

      A tendering shareholder is required to give the depositary the TIN of the record owner of the shares being tendered. If the shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

      The box in part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the depositary will withhold 28% on all payments made prior to the time a properly certified TIN is provided to the depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the depositary within 60 days.

      Foreign Persons

      Foreign shareholders (i.e., shareholders that are not "United States persons" as defined in Instruction 9 above) should complete and sign the main signature form and the appropriate Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the depositary, in order to avoid backup withholding.

10. Requests for Assistance or Additional Copies

      Questions and requests for assistance or additional copies of the Offer to Purchase, this letter of transmittal, the notice of guaranteed delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the information agent at its address set forth on the last page of this letter of transmittal.

11. Lost, Destroyed or Stolen Certificates

      If any certificate representing shares has been lost, destroyed or stolen, the shareholder should promptly notify the information agent at the phone number this letter of transmittal provides. The shareholder will then be instructed by the information agent as to the steps that must be taken in order to replace the certificate. This letter of transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE HEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

This letter of transmittal, certificates for shares and any other required documents should be sent or delivered by each shareholder of the Company or such shareholder's broker, dealer, commercial bank, trust company or other nominees to the depositary at one of its addresses set forth below.

                  The Depositary for the Offer to Purchase is:

                              [COMPUTERSHARE LOGO]

            By Mail:                                  By Overnight Courier:

         Computershare                                    Computershare
c/o Voluntary Corporate Actions                  c/o Voluntary Corporate Actions
        P.O. Box 859208                                161 Bay State Drive
    Braintree, MA 02185-9208                           Braintree, MA 02184

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY.

      Questions and requests for assistance may be directed to the information agent at the address set forth below. Additional copies of the Offer to Purchase, this letter of transmittal and the notice of guaranteed delivery may be obtained from the information agent. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the offer.

                     The Information Agent for the Offer is:

                         [MACKENZIE PARTNERS, INC. LOGO]
                                105 Madison Ave.
                            New York, New York 10016
                           proxy@mackenziepartners.com
                          (212) 929-5500 (call collect)
                                       or
                            Toll-Free (800) 322-2885